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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
MCE Companies

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 3, 2000, in the Registration Statement on Form
S-1 (No. 333-     ) and related Prospectus of MCE Companies for the registration of its common stock.

                                                  /s/ ERNST & YOUNG LLP

Detroit, Michigan
July 26, 2000